MASSMUTUAL INSTITUTIONAL FUNDS
Supplement dated January 9, 2002 to the
Statement of Additional Information dated May 1, 2001, Revised as of August 22, 2001

          Effective December 3, 2001, Alliance Capital Management L.P. (''Alliance Capital''), located at 1345 Avenue of the Americas, New York, New York 10105 became a Co-Investment Sub-Adviser of the MassMutual Core Value Equity Fund.

          Effective December 3, 2001, Wellington Management Company, LLP (''Wellington Management''), located at 75 State Street, Boston, Massachusetts 02109, replaced J.P. Morgan Investment Management Inc. as one of the Small Cap Growth Equity Fund's two Sub-Advisers.

          The information relating to Robert J. O'Connell and John V. Murphy, under the section titled Management of the Trust beginning on page B-32, is deleted.

          The following information replaces similar information found under the section titled Management of the Trust on page B-35:

Frederick C. Castellani 1295 State Street Springfield, MA 01111 Age: 55
Trustee and President of the Trust

          Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Senior Vice President (1993-1996), CIGNA (insurance and retirement services); Trustee and President (since 2001), MML Series Investment Fund (open-end investment company).

         The following information supplements the information found beginning on page B-39 under the section titled Investment Adviser and Sub-Advisers:

Babson and Alliance Capital both act as sub-advisers for Core Value Equity Fund. Alliance Capital is a Delaware limited partnership, of which Alliance Capital Management Corporation (''ACMC''), an indirect wholly-owned subsidiary of AXA Financial, Inc. (''AXA Financial''), is the general partner. As of June 30, 2001, Alliance Capital Management Holding L.P. (''Alliance Holding'') owned approximately 29.9% of the outstanding units of limited partnership interest in Alliance Capital (''Alliance Units''). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. (''NYSE'') in the form of units (''Alliance Holding Units''). As of June 30, 2001, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.8% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA. Each sub-adviser will manage a portion of the net assets of the Fund's portfolio, but not necessarily equal weighted. MassMutual pays Babson an investment sub-advisory fee at an annual rate of .13% of net assets under management. MassMutual pays Alliance Capital an investment sub-advisory fee at an annual rate of .23% on the first $300 million of aggregate net assets under management and .20% on aggregate net assets in excess of $300 million.

         The following information replaces similar information found on page B-42 under the section titled Unaffiliated Investment Sub-Advisers:

Wellington Management and Waddell & Reed both act as sub-advisers for Small Cap Growth Equity Fund, and both are registered with the SEC as investment advisers. Each sub-adviser will manage a portion of the net assets of the Fund's portfolio. MassMutual pays Wellington Management an investment sub-advisory fee at an annual rate of .75% on the first $100 million of aggregate net assets under management and .70% on aggregate net assets in excess of $100 million. MassMutual pays Waddell & Reed an investment sub-advisory fee at an annual rate of .75% on the first $100 million of aggregate net assets under management and, thereafter, .70% on aggregate net assets in excess of $100 million. Wellington Management and Waddell & Reed both provide sub-advisory services for MML Small Cap Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

B2099-02.1